AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2008.

SECURITIES ACT FILE NO. 33-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

LEGG MASON PARTNERS EQUITY TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

55 WATER STREET, NEW YORK, NY 10041

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

LEGG MASON & CO, LLC

620 EIGHTH AVENUE

NEW YORK, NY 10018

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL, ESQ.
WILLKIE FARR & GALLAGHER LLP	LEGG MASON & CO., LLC
787 SEVENTH AVENUE	300 FIRST STAMFORD PLACE
NEW YORK, NY 10019	STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective May 19, 2008 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B and Class C shares of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

This Registration Statement relates solely to the Registrant’s Legg Mason Partners Capital Fund.

LEGG MASON PARTNERS FUNDS

55 Water Street

New York, New York 10041

Special Meeting of Shareholders to be held July 11, 2008

[            ], 2008

Dear Shareholder:

You are being asked to vote on a proposed transaction related to your fund, Legg Mason Partners Classic Values Fund, a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust. Detailed information about the proposal is contained in the enclosed materials.

The Board of Trustees (the “Board”) of the Trust has called a special meeting of shareholders (the “Meeting”) for Legg Mason Partners Classic Values Fund, identified as “your fund,” to be held on July 11, 2008, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m. Eastern Time in order to consider and vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into Legg Mason Partners Capital Fund (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization for your fund. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply sign and return the voting instruction card in the enclosed postage-paid envelope or follow the instructions on the voting instruction card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Equity Trust

LEGG MASON PARTNERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the reorganization.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board has approved a reorganization, subject to shareholder approval, under which your fund would be combined with Legg Mason Partners Capital Fund, another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the Legg Mason Partners Capital Fund.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of Legg Mason Partners Capital Fund and you will become a shareholder of Legg Mason Partners Capital Fund. You will receive shares of Legg Mason Partners Capital Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Legg Mason Partners Classic Values Fund has seen steady outflows over the past three years, and it now has assets of approximately $136 million. The performance of the Fund has also trailed its benchmark over the past three years. Legg Mason Partners Capital Fund has outperformed your fund on an average annual return basis for the one- and three-year periods ended December 31, 2007. The Reorganization is also expected to result in cost savings for the two Funds. To the extent each of the Funds is offered in certain distribution channels, the Reorganization is expected to streamline the investment products available and may encourage a more focused marketing and distribution effort so as to promote asset growth.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE SURVIVING FUND?

A. Legg Mason has recommended the reorganization of your fund with Legg Mason Partners Capital Fund based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of Legg Mason Partners Capital Fund. There are, however, certain differences in investment policies, strategies and risks between your fund and Legg Mason Partners Capital Fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Reorganization	Significant Differences in Objectives and Strategies
Legg Mason Partners Classic Values Fund (identified as the “Target Fund”) into Legg Mason Partners Capital Fund (identified as the “Acquiring Fund”)

The primary investment objective of the Target Fund is long-term capital appreciation. Current income is a secondary objective. The investment objective of the Acquiring Fund is capital appreciation through investment in securities which the portfolio manager believes have above-average capital appreciation potential.

Both Funds invest primarily in equity securities of U.S. companies. The Target Fund invests primarily in U.S. equity securities of companies that the subadviser believes are undervalued. If the subadviser determines that suitable equity securities are not available, the Target Fund may invest all or a portion of its assets in short-term fixed

Reorganization	Significant Differences in Objectives and Strategies

income or money market securities in order to pursue the fund’s secondary objective of income. The Target Fund may generally invest in companies of any size and will diversify its investments over a wide variety of industries.

The Acquiring Fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the Acquiring Fund may also invest in small capitalization companies including those at the beginning of their life cycles. The Acquiring Fund may invest in all types of equity securities including preferred stock and convertible preferred stock.

The principal investment policies of the funds differ as follows:

•     The Target Fund is diversified, while the Acquiring Fund is non-diversified.

•     Both funds may invest in debt securities. The Acquiring Fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio manager. The Target Fund may invest all or a portion of its assets in short-term fixed income or money market securities if its subadviser determines that suitable equity securities are unavailable.

•     The Acquiring Fund may borrow up to 15% of its total assets.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganization on your fund’s fees and expenses:

Target Fund into Acquiring Fund

•     Total annual operating expenses of the combined fund are expected to be lower than your fund’s current total annual operating expenses.

•     The effective management fee of the combined fund is expected to be lower than your fund’s current management fee.

Please see “Fee Tables and Expense Examples” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization. You will receive the same share class of Legg Mason Partners Capital Fund having an aggregate net asset value equal to the aggregate net asset value of the same shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive the same class of shares of Legg Mason Partners Capital Fund, which have privileges identical to your shares.

Please see “Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix C-Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Each fund will bear its costs incurred in connection with the Reorganization. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by the funds.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent trustees, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about July 18, 2008.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed voting instruction card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your voting instruction card at hand.	(1) Read the Proxy Statement/Prospectus and have your voting instruction card at hand.

(2) Call the toll-free number that appears on your voting instruction card.	(2) Go to the website that appears on your voting instruction card.

(3) Enter the control number set out on the voting instruction card and follow the simple instructions.	(3) Enter the control number set out on the voting instruction card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on May 2, 2008, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services at 1-877-225-6908.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Classic Values Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 11, 2008

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Legg Mason Partners Classic Values Fund (the “Target Fund”), a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust, will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on July 11, 2008, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To consider and vote upon a Plan of Reorganization (the “Reorganization Plan”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund, a series of the Trust, in exchange for shares of Legg Mason Partners Capital Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”), to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Target Fund at the close of business on May 2, 2008 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED VOTING INSTRUCTION CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary

May [    ], 2008

The information in this Proxy Statement/ Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/ Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 18, 2008

PROXY STATEMENT/PROSPECTUS

[            ], 2008

PROXY STATEMENT FOR:

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Classic Values Fund

(the “Target Fund”)

55 Water Street

New York, New York 10041

1-800-451-2010

PROSPECTUS FOR:

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Capital Fund

(the “Acquiring Fund”)

(each a “Fund” and, collectively, the “Funds”)

55 Water Street

New York, New York 10041

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust, for a Special Meeting of Shareholders of the Target Fund (the “Meeting”). The Meeting will be held on July 11, 2008 at 10:00 a.m., Eastern time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018. At the Meeting, shareholders of the Target Fund as of the close of business on May 2, 2008 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:	To consider and vote upon a Plan of Reorganization (the “Reorganization Plan”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund, a series of the Trust, in exchange for shares of Legg Mason Partners Capital Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”), to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Plan contemplates the transfer of all of the assets and the assumption of all of the liabilities of the Target Fund to the Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund corresponding to the class of shares of the Target Fund and having an aggregate net asset value equal to the aggregate net asset value of the Target Fund. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Target Fund would be terminated as a series of the Trust.

You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Target Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received
Legg Mason Partners Classic Values Fund Class A Class B Class C	Legg Mason Partners Capital Fund Class A Class B Class C

If the Reorganization Plan is approved, the shareholders of the Target Fund will receive full and fractional shares of the Acquiring Fund corresponding to the class of shares of the Target Fund.

The Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. See “Information about the Proposed Reorganization-Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a separate series of the Trust, a registered open-end management investment company organized as a Maryland business trust. The investment objectives, principal investment policies and strategies, and principal risks of the Target Fund are similar to those of the Acquiring Fund. There are, however, certain differences in the investment objectives, principal investment policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated [            ], 2008 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into (legally forms a part of) this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Shareholder Services at 800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”) filed with the SEC on the dates as listed in Appendix A. The Target Fund Prospectus and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual reports for each Fund, which highlights certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. You may receive a copy of the Prospectus, Fund SAI and annual report for each Fund by contacting Shareholder Services at 800-451-2010, or by writing the Funds at the address listed above.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

ii

A copy of the form of Reorganization Plan pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

I

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Plan, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At a meeting held on February 7, 2008, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the Reorganization Plan. The Reorganization Plan provides for:

1. the transfer of all of the assets and the assumption of all of the liabilities of the Target Fund in exchange for the shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund as a series of the Trust.

The Reorganization Plan is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders, is scheduled to be effective as of the close of business on July 18, 2008, or on such later date as the Board or President of the Trust shall determine (the “Closing Date”). As a result of the Reorganization, if approved by shareholders, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. See “Information about the Reorganization” below. For more information about the shares offered by the Target Fund and the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in Appendix C.

For the reasons set forth below in “Information about the Proposed Reorganization-Reasons for the Reorganization and Board Considerations,” the Board of the Trust, including all of the Independent Trustees, has concluded that the Reorganization of the Target Fund would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Plan to the shareholders of the Target Fund and recommends that shareholders of the Target Fund vote “FOR” the Reorganization Plan. The Board of the Trust also has approved the Reorganization on behalf of the Acquiring Fund.

For the Target Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. See “Voting Information” below.

Prior to the completion of the Reorganization, the Funds will have received an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization of the Target Fund, and the aggregate tax basis of the Acquiring Fund shares received by the Target Fund shareholders will be the same as the aggregate tax basis of the shareholders’ Target Fund shares. For more information about the Federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization-Federal Income Tax Consequences” below.

Some of the portfolio assets of the Target Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Comparison of Investment Objectives, Principal Investment Policies, Strategies and Risks

This section will help you compare the investment objectives, principal investment policies, strategies and risks of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix D. The investment objective, principal investment policies, strategies and risks of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in each Fund’s Prospectus and Fund SAI.

The investment objectives of the Funds are similar. The Target Fund has long-term capital appreciation as its primary objective, and current income is a secondary objective. The Acquiring Fund’s investment objective is capital appreciation through investment in securities which the portfolio manager believes have above-average capital appreciation potential.

Both Funds invest in equity securities of U.S. companies. The Target Fund invests primarily in U.S. equity securities of companies that its subadviser believes are undervalued. If the subadviser determines that suitable equity securities are not available, the Target Fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the Target Fund’s secondary objective of income. The Target Fund may generally invest in companies of any size and will diversify its investments over a wide variety of industries.

The Acquiring Fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the Acquiring Fund may also invest in small capitalization companies including those at the beginning of their life cycles. The Acquiring Fund may invest in all types of equity securities including preferred stock and convertible preferred stock.

Each of the Funds may invest up to 20% of its assets in securities of foreign issuers, and each of the Funds also may, but need not, use derivative contracts as hedging instruments and as a substitute for buying or selling securities. The Acquiring Fund also may use derivatives to enhance the Fund’s return as a non-hedging strategy. Both Funds also have identical “fundamental” investment restrictions, which cannot be changed without shareholder approval.

There are several differences between the Funds:

•	The Target Fund is “diversified,” which means it is limited as to the percentage of assets that can be invested in the securities of a single issuer. The Acquiring Fund is not diversified.

•

While both funds may invest in debt securities, the Acquiring Fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio manager, but the Target Fund may invest all or a portion of its assets in short-term fixed income or money market securities if its subadviser determines that suitable equity securities are unavailable.

•	The Acquiring Fund may borrow up to 15% of its total assets.

The Target and Acquiring Funds are subject to similar principal risk factors. As a result of the Reorganization, however, a shareholder in the Acquiring Fund will be subject to the following additional risks, while no longer being subject to value-stock selection risk:

•	the risks associated with investing in small companies; and

•	the risks associated with a non-diversified investment company

A detailed explanation of the risks for the Funds is set out in the “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” section of this Proxy Statement/Prospectus.

Effect on Expenses

Following the Reorganization, total annual operating expenses paid by Target Fund shareholders are expected to decline. Total annual operating expenses for Class A shares are expected to decline from 1.47% to 0.97%, for Class B shares from 2.25% to 1.65% (net of fee waivers), and for Class C shares from 2.22% to 1.65%. In addition, the effective management fee paid by Target Fund shareholders is expected to decline from 1.00% to 0.57%. Furthermore, the Acquiring Fund’s current management agreement includes breakpoints that reduce the management fee paid by the Acquiring Fund as the Fund’s net assets increase beyond certain asset levels. Following the Reorganization, the Acquiring Fund’s fee structure will apply.

Fee Tables and Expense Examples

The table below (1) compares the estimated fees and expenses of shares of the Target Fund and shares of the Acquiring Fund as of December 31, 2007, and (2) shows the estimated fees and expenses of the shares of the combined Fund, on a pro forma basis, as if the Reorganization occurred on December 31, 2007.

The estimates are based on the contracts and agreements in effect as of December 31, 2007 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of December 31, 2007. Accordingly, the actual fees and expenses of each class of each Fund and the combined fund as of the Closing Date of the Reorganization may differ from those reflected in the tables below due to changes in net assets from those at December 31, 2007.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganization. As a general matter, changes (positive or negative) in either Fund’s expense ratios resulting from fluctuations in the Target or Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund and class as of December 31, 2007, please see “Capitalization.”

The estimated expenses of the Funds as of December 31, 2007 and pro forma expenses following the proposed reorganization are set forth below:

	Pre-Reorganization				Pro Forma Combined Legg Mason Partners Capital Fund
	Legg Mason Partners Classic Values Fund		Legg Mason Partners Capital Fund
	Class A		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(1)	None	(1)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00	%(2)	0.58	%(3)	0.57	%(3)
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses(4)	0.22%		0.16%		0.15%

Total Annual Fund Operating Expenses	1.47%		0.99%		0.97%

	Pre-Reorganization				Pro Forma Combined Legg Mason Partners Capital Fund
	Legg Mason Partners Classic Values Fund		Legg Mason Partners Capital Fund
	Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	5.00%		5.00%		5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00	%(2)	0.58	%(3)	0.57	%(3)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses(4)	0.25%		0.07%		0.09%

Total Annual Fund Operating Expenses (gross of fee waivers and/or expense reimbursements)	2.25%		1.65%		1.66%
Fee Waiver and/or Expense Reimbursements	N/A		N/A		-0.01	%(5)

Net Total Annual Fund Operating Expenses	N/A		N/A		1.65%

	Pre-Reorganization				Pro Forma Combined Legg Mason Partners Capital Fund
	Legg Mason Partners Classic Values Fund		Legg Mason Partners Capital Fund
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00	%(2)	0.58	%(3)	0.57	%(3)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses(4)	0.22%		0.08%		0.08%

Total Annual Fund Operating Expenses	2.22%		1.66%		1.65%

(1)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(2)

Legg Mason Partners Classic Values Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 1.00% on assets up to and including $1.5 billion and 0.90% on assets in excess of $1.5 billion.

(3)

Legg Mason Partners Capital Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 1.00% on average daily net assets up to $100 million, 0.75% on average daily net assets between $100 million and $200 million, 0.625% on average daily net assets between $200 million and $400 million and 0.50% on average daily net assets over $400 million.

(4)	The other expenses shown for Class A, B, and C shares include a fee for recordkeeping services.

(5)

Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (exclusive of taxes, brokerage commissions and extraordinary expenses) to 1.65% for Class B until April 30, 2010.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (taking into account the contractual cap for Class B shares, in effect until April 30, 2010) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

SHAREHOLDER FEES:

	1 Year	3 Years	5 Years	10 Years
Class A
Legg Mason Partners Classic Values Fund—Class A	$716	$1,013	$1,331	$2,232
Legg Mason Partners Capital Fund—Class A	$670	$872	$1,090	$1,718
Pro Forma Combined Legg Mason Partners Capital Fund—Class A	$668	$866	$1,080	$1,696

Class B
Legg Mason Partners Classic Values Fund—Class B	$728	$1,003	$1,304	$2,387
Legg Mason Partners Capital Fund—Class B	$668	$820	$996	$1,777
Pro Forma Combined Legg Mason Partners Capital Fund—Class B	$668	$822	$1,000	$1,780

Class C
Legg Mason Partners Classic Values Fund—Class C	$325	$694	$1,189	$2,553
Legg Mason Partners Capital Fund—Class C	$269	$523	$901	$1,965
Pro Forma Combined Legg Mason Partners Capital Fund—Class C	$268	$520	$896	$1,953

Assuming the investor does not redeem his or her shares:

SHAREHOLDER FEES:

	1 Year	3 Years	5 Years	10 Years
Class A
Legg Mason Partners Classic Values Fund—Class A	$716	$1,013	$1,331	$2,232
Legg Mason Partners Capital Fund—Class A	$670	$872	$1,090	$1,718
Pro Forma Combined Legg Mason Partners Capital Fund—Class A	$668	$866	$1,080	$1,696

Class B
Legg Mason Partners Classic Values Fund—Class B	$228	$703	$1,204	$2,387
Legg Mason Partners Capital Fund—Class B	$168	$520	$896	$1,777
Pro Forma Combined Legg Mason Partners Capital Fund—Class B	$168	$522	$900	$1,780

Class C
Legg Mason Partners Classic Values Fund—Class C	$225	$694	$1,189	$2,553
Legg Mason Partners Capital Fund—Class C	$169	$523	$901	$1,965
Pro Forma Combined Legg Mason Partners Capital Fund—Class C	$168	$520	$896	$1,953

Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

Distribution arrangements for the Funds are identical with respect to purchases, redemptions and exchanges.

More information about the distribution and shareholder servicing arrangements of the shares of the Acquiring Fund following the Reorganization and the procedures for making purchases, redemptions and exchanges of such shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon, and qualified in its entirety by, the disclosure appearing in the prospectuses (as supplemented) of the Target Fund and the Acquiring Fund under the captions “Investments, Risks and Performance” and “More about the Fund’s Investments.” The prospectuses (which may be supplemented from time to time) are dated as follows:

Target Fund	Prospectus Dated
Legg Mason Partners Classic Values Fund	March 28, 2008

Acquiring Fund	Prospectus Dated
Legg Mason Partners Capital Fund	April 16, 2007

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix D to this Proxy Statement/Prospectus.

The investment objectives and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined Fund following the Reorganization.

Investment Objectives

The Target Fund has long-term capital appreciation as its primary objective. Current income is a secondary objective. The Acquiring Fund’s investment objective is capital appreciation through investment in securities which the portfolio manager believes have above-average capital appreciation potential. Both Funds may change their investment objective without shareholder approval.

Principal Investment Policies and Strategies

Both Funds invest in equity securities of U.S. companies. The Target Fund invests primarily in U.S. equity securities of companies that its subadviser believes are undervalued. If the subadviser determines that suitable equity securities are not available, the Target Fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the Target Fund’s secondary objective of income. The Target Fund may generally invest in companies of any size and will diversify its investments over a wide variety of industries.

The Acquiring Fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the Acquiring Fund may also invest in small capitalization companies including those at the beginning of their life cycles. The Acquiring Fund may invest in all types of equity securities including preferred stock and convertible preferred stock.

Each of the Funds may invest up to 20% of its assets in securities of foreign issuers, and each of the Funds also may, but need not, use derivative contracts as hedging instruments and as a substitute for buying or selling securities. The Acquiring Fund also may use derivatives to enhance the Fund’s return as a non-hedging strategy. Both Funds also have identical “fundamental” investment restrictions, which cannot be changed without shareholder approval.

There are several differences between the Funds:

•	The Target Fund is “diversified,” which means it is limited as to the percentage of assets that can be invested in the securities of a single issuer. The Acquiring Fund is not diversified.

•

While both funds may invest in debt securities, the Acquiring Fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio manager. The Target Fund may invest all or a portion of its assets in short-term fixed income or money market securities if its subadviser determines that suitable equity securities are unavailable.

•	The Acquiring Fund may borrow up to 15% of its total assets.

The Target and Acquiring Funds are subject to similar principal risk factors. As a result of the Reorganization, however, a shareholder in the Acquiring Fund will be subject to the following additional risks, while no longer being subject to value-stock selection risk:

•	the risks associated with investing in small companies; and

•	the risks associated with a non-diversified investment company

The Target Fund. When evaluating securities for investment, Olstein Capital Management, L.P. (“Olstein” or the “subadviser”) performs an extensive analysis of the issuer’s financial statements and business characteristics to identify stocks selling below the subadviser’s proprietary calculation of private market value. This evaluation emphasizes a detailed inferential look behind the numbers of financial statements to assess financial strength and screen for potential problems in order to measure downside risk—”defense first”—before considering a stock’s potential for capital appreciation. The purpose of the inferential analysis is to alert the subadviser to positive or negative factors affecting a company’s future free cash flow that may or may not be recognized by the financial markets. The Target Fund’s investment philosophy is based on the belief that an intensive inferential analysis of a company’s financial statements, supporting documents, disclosure practices, and financial statement footnotes, is the best way to analyze the capabilities of management, the economic reality of the information provided, the conservatism of the accounting and disclosure practices, the company’s financial strength, and finally, the value of the company. The subadviser’s emphasis on evaluation of the company’s financial statements differs from more conventional stock selection methods such as contact with the company’s management, analysis of broader economic trends or market timing techniques.

The subadviser’s goal is to identify companies that can generate positive return, within the Target Fund’s three to five year investment horizon, while protecting against downside risk. The subadviser seeks to identify and select companies that generate more cash flow than necessary to sustain their business, avoid aggressive accounting practices (such as capitalizing regular expenses), demonstrate balance sheet fundamentals that are consistent with the Target Fund’s “defense first” approach and are selling at a discount to their private market value.

The basic tenet of the subadviser’s philosophy is to analyze each company’s financial statements in order to assess a company’s “quality of earnings.” The subadviser defines the term “quality of earnings” as a subjective assessment of how realistic each company’s reporting practices are in relation to the subadviser’s view of economic reality.

The implementation of generally accepted accounting principles by a company is based on assumptions and estimates by a company’s management. The subadviser reassesses a company’s financial statements based on its view of economic reality and values the company based on its own assessments. It is the subadviser’s opinion that most companies utilize assumptions which may be aggressive or conservative, and therefore the subadviser’s proprietary assessments are critical to valuing a company. Notwithstanding the subadviser’s best efforts to reassess a company’s financial statements, the process by which financial statements are produced leaves considerable discretion to the company’s management and auditors and it may be impossible to detect certain aggressive accounting practices. As a result, the fact that a company is chosen by the subadviser for investment by the Target Fund should not be considered as an endorsement by the subadviser or the Target Fund of the company’s accounting practices or the financial statements resulting from such accounting practices.

In addition, the Target Fund may:

•

Invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the Target Fund’s secondary objective of income, when the subadviser determines that suitable equity securities are not available.

•	Sell securities short and borrow the same security from a broker or other institution to complete the sale, if the Target Fund believes that an issuer’s stock is overvalued and will decline in price.

•

Use derivatives, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps; as a (i) hedge against the economic impact of adverse changes in the market value of the Target Fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates; (ii) substitute for buying or selling securities; and (iii) cash flow management technique.

•

Depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash.

The Acquiring Fund. The portfolio manager of the Acquiring Fund emphasizes individual security selection while investing in a variety of industries, which may help to reduce risk. The portfolio manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The portfolio manager evaluates companies of all sizes but emphasize those with market capitalizations above $1 billion.

In selecting individual companies for investment, the portfolio manager looks for the following:

•

Security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.

•

Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company’s securities.

•

Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.

In addition, the Acquiring Fund may:

•

Invest in all types of equity securities including preferred stock and convertible preferred stock. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, warrants, rights, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies. Equity securities may also include investments in real estate investment trusts (REITs) which are pooled investment vehicles.

•	Invest in debt obligations, and may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks.

•	Invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio manager.

•	Invest up to 10% of its assets in distressed debt securities.

•

Invest up to 20% of its assets in securities of foreign issuers, including securities denominated in foreign currencies. The fund may invest directly in foreign issuers or invest in depositary receipts.

•	Invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets.

•

Use derivatives, such as options on securities or currencies, futures and options on interest rate futures; (i) to hedge against the economic impact of adverse changes in the market value of the Acquiring Fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates; (ii) as a substitute for buying or selling securities; and (iii) to enhance the fund’s return as a non-hedging strategy that may be considered speculative.

•	Borrow up to 15% of its total assets. The fund will only borrow from banks.

•	Engage in active and frequent trading, resulting in high portfolio turnover.

•	Sell securities short from time to time. The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time.

•

Depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitation.

Risk Factors

Because the Funds have similar investment objectives, principal investment policies and strategies, the principal risks of investing in the Funds are similar. You could lose money on your investments in either Fund.

The following summarizes the risks of investing in the Funds:

•	U.S. stock markets may decline, or perform poorly relative to other types of investments;

•	The subadviser’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock may prove to be incorrect.

•	An adverse event, such as negative press reports about a company in which a Fund invests, may depress the value of the company’s securities.

•

Because the Funds may invest in derivative instruments, they face additional risks. Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money in derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. The other parties to certain derivative contacts present the same types of credit risk as issuers of fixed-income securities. Derivatives can also make the Funds less liquid and harder to value, especially in declining markets.

•

The value of short-term fixed income or money market securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

•

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

•

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include: less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets and in a changing market, the portfolio manager may not be able to sell the Fund’s portfolio securities in amounts and at prices the portfolio manager considers reasonable, or the Fund may have difficulty determining the fair value of its securities; the U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading; the economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; or economic, political and social developments may adversely affect non-U.S. securities markets.

•	If a Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

The Acquiring Fund is subject to the following additional risks:

•

There is greater volatility of share price because of the Acquiring Fund’s ability to invest in small and medium capitalization companies. Investing in small and medium capitalization companies involves a substantial risk of loss. Compared to large capitalization companies, small and medium capitalization companies and the market for their securities are more likely to be more sensitive to changes in earnings results and investor expectations, have more limited product lines, have more limited management depth, have fewer capital resources, experience sharper swings in market values, be harder to sell at the times and prices the portfolio manager believes appropriate, and offer greater potential for gain and loss.

•

The Acquiring Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Acquiring Fund’s losses from events affecting a particular issuer. However, the portfolio manager invests in a variety of industries, which may help reduce this risk.

•

The issuers of lower quality bonds, commonly referred to as “junk bonds,” may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

•

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

•

Distressed debt securities are speculative and involve substantial risk. Generally, the Acquiring Fund will invest in distressed debt securities when the portfolio manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The Acquiring Fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restrictions on resale.

•

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Acquiring Fund may be unable to enforce its rights against the issuers.

•

Certain borrowing may create an opportunity for increased return but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Acquiring Fund’s shares and in the return on the Acquiring Fund’s portfolio. The Acquiring Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be an Acquiring Fund expense and will reduce the value of the Acquiring Fund’s shares.

•

Active and frequent trading of the Acquiring Fund’s portfolio securities may result in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the Acquiring Fund’s performance.

The Target Fund is subject to the following additional risk:

•	The markets may strongly favor growth stocks over stocks with value characteristics.

Comparison between Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions, which cannot be changed without shareholder approval.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Plan

The following summary of the Reorganization Plan is qualified in its entirety by reference to the form of Reorganization Plan attached as Appendix B to this Proxy Statement/Prospectus. The Reorganization Plan provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund and (3) the redemption of Target Fund shares and the termination of the Target Fund as a series of the Trust.

Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on July 18, 2008, or on such later date as the Board or President of the Trust shall determine (the “Closing Date”). The net asset value of the Funds shall be computed using the valuation procedures established by the Trust’s Board. The number of shares of the Acquiring Fund to be issued in exchange for the Target Fund’s assets shall be determined by dividing the net asset value of the class of shares of the Target Fund by the net asset value per share of the corresponding class of shares of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by the Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by such shareholder as of the close of regularly scheduled trading on the New York Stock Exchange, Inc. (the “NYSE”) on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Target Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Target Fund in the Reorganization. The distribution of Acquiring Fund shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

If the Reorganization is approved:

•	Shareholders of Target Fund will receive the corresponding class of shares of Acquiring Fund.

All issued and outstanding shares of the Target Fund will simultaneously be redeemed on the books of the Target Fund. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Fund will not issue certificates representing the shares issued in connection with the Reorganization.

After such distribution and redemption, the Target Fund will take any necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination as a series of the Trust.

The Board of the Trust on behalf of the Funds has determined with respect to each Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of the Funds took into account that the Target Fund will bear the direct and indirect expenses and the out-of-pocket costs incurred by the Target Fund in connection with the sale of the Assets and termination of the Target Fund contemplated by the provisions of the Reorganization Plan, including all of its direct and indirect expenses and out-of-pocket costs and expenses incurred by it in connection with the preparation of the Registration Statement, the printing and mailing of the Proxy Statement and the solicitation of the related proxies for the Target Fund, and that the Acquiring Fund will bear the direct and indirect expenses and the out-of-pocket costs incurred by the Acquiring Fund in connection with the provisions of the Reorganization Plan, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund in connection with the preparation of the Registration Statement. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Funds’ Board, make proceeding with that Reorganization inadvisable. The Reorganization Plan provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the

Reorganization Plan be approved by shareholders of the Target Fund; and (b) the Funds receive the legal opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Plan will constitute a tax-free reorganization for Federal income tax purposes. The Board may waive such compliance only if it finds such waiver to be in the best interest of the Funds.

Approval of the Reorganization Plan will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund as defined in the 1940 Act. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Target Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Plan, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” attached as Appendix C to this Proxy Statement/Prospectus. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board for consideration with supporting information prepared by Legg Mason at a Board meeting held on February 7, 2008, and was approved at that meeting. The Board, including all of its Independent Trustees, following discussion of the advantages and any disadvantages to the Target Fund, determined that: (1) the proposed Reorganization would be in the best interests of the Target Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of the Target Fund or its shareholders.

In approving the Reorganization of the Funds, the Board, based on information provided by Legg Mason, considered a number of factors, including the following:

•	the benefits to the Funds that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings;

•	the compatibility of the investment objectives, strategies, policies, and risks of the Target Fund with those of the Acquiring Fund;

•	the portfolio manager of the Acquiring Fund as compared to those of the Target Fund;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative sizes of the Acquiring Fund and the Target Fund, acknowledging that the Acquiring Fund is substantially larger than the Target Fund;

•

the performance history of the Acquiring Fund and the Target Fund and the fact that the Acquiring Fund has had better performance for the one- and three-year periods ended December 31, 2007 (the Target Fund has less than five years of operations);

•

the expense ratios of the Funds, information as to specific fees and expenses of the Acquiring Fund and the Target Fund and the fact that the combined Fund is expected to have lower total annual operating expenses and a lower effective management fee;

•	the absence of a dilutive effect on interests of current shareholders of the Funds;

•	the Federal tax consequences of the Reorganization to the Target Fund and its shareholders, including that the Reorganization has been structured to qualify as a Federal tax-free transaction;

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganization is approved by shareholders and is consummated, Legg Mason, Inc. is expected to:

•	achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management;

•	reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines; and

•

benefit from the increased revenues from rising asset levels to the extent that the Reorganization helps to streamline the fund family, encourage a more focused marketing and distribution effort, produce better performance, and generally make the funds more attractive investment vehicles to the investing public.

The Target Fund has seen steady outflows over the past three years. Over the same time period, the performance of the Target Fund has also trailed its benchmark. The Acquiring Fund has outperformed the Target Fund on an average annual return basis for the one- and three-year periods ended December 31, 2007. The Reorganization of the Funds is also expected to result in cost savings for the two Funds. To the extent each of the Funds is offered in certain distribution channels, the Reorganization is expected to streamline the investment products available and may encourage a more focused marketing and distribution effort so as to promote asset growth.

The total expenses of the Class B shares of the Acquiring Fund are expected to increase by approximately 0.01% as a result of the Reorganization. Management has agreed to contractually waive fees or reimburse expenses so that the total expenses for Class B shares of the Acquiring Fund (exclusive of taxes, brokerage commissions and extraordinary expenses) do not exceed the annual rate of 1.65% of average daily net assets attributable to Class B shares. This arrangement will remain in effect until April 30, 2010 unless terminated prior to that date by the Board of the Acquiring Fund.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the Target Fund of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of shares of the Acquiring Fund, all pursuant to the Reorganization Plan, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

(ii) The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund; and the Target Fund will not recognize gain or loss upon the distribution to its shareholders of shares of the Acquiring Fund in liquidation of the Target Fund except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a), which the Target Fund has elected to mark to market pursuant to Section 1296;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the shareholder held the shares of the Target Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(vii) The basis in the hands of the Acquiring Fund of the assets will be the same as the basis of the assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, required to be recognized by the Target Fund upon the transfer; and

(viii) The holding period of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund acts to reduce or eliminate such holding period).

While neither the Target Fund nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Prior to the Closing Date, the Target Fund, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).

Information Regarding Tax Capital Loss Carryforwards

The Funds did not have any capital loss carryforwards as of their prior fiscal year-ends.

TERMINATION OF THE TARGET FUND

If the Reorganization is effected, the Target Fund’s issued and outstanding shares will be redeemed and the Target Fund will be terminated as a series of the Trust.

PORTFOLIO SECURITIES

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Target Fund), management will determine the extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of the Target Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryforwards.

It is expected that no securities of the Target Fund need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Sub-Adviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), with offices at 620 Eighth Avenue, New York, New York 10018, is the Acquiring Fund’s investment manager. LMPFA also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund and manages the Fund’s cash and short-term instruments.

ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the Acquiring Fund. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion. As of December 31, 2007, ClearBridge had aggregate assets under management of approximately $100.5 billion.

Management and sub-advisory fees are paid to LMPFA and ClearBridge at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Acquiring Fund	Investment Manager	Contractual Fee Rate (before any waiver or reimbursement)	Sub-Adviser	Fee Received by Sub-Adviser
Legg Mason Partners Capital Fund	LMPFA	1.00% on average daily net assets up to $100 million, 0.75% on average daily net assets between $100 million and $200 million, 0.625% on average daily net assets between $200 million and $400 million and 0.50% on average daily net assets over $400 million.	ClearBridge	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

During the fiscal year ended December 31, 2007, the Acquiring Fund paid LMPFA a management fee of 0.58% of the Fund’s average daily net assets for management services.

Additional information about the factors considered by the Board of the Acquiring Fund in approving the Investment Management Agreement with LMPFA and the sub-advisory agreement with ClearBridge is contained in the Fund’s annual report to shareholders for the period ended December 31, 2007.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of the Acquiring Fund, and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”), which were then the investment adviser or manager to the Target and the Acquiring Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including both Funds) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management, Inc., SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice to appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Target and the Acquiring Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended and the rules promulgated thereunder (“Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

The Acquiring Fund is not an Affected Fund, and therefore did not implement the transfer agent arrangements described above. It has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violation of federal securities laws and state laws were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager of the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain closed-end funds previously managed by SBFM or SBAM of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

* * *

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Manager of the Acquiring Fund

Effective March 31, 2008 Brian M. Angerame is solely responsible for the day-to-day management of the Acquiring Fund’s portfolio. Mr. Angerame has been a portfolio manager of the Acquiring Fund since 2006. He is a Director and investment officer of ClearBridge. Mr. Angerame joined ClearBridge and its affiliates or predecessor firms in 2000.

Mr. Angerame has over 13 years of investment industry experience. It is expected that Mr. Angerame will remain the portfolio manager of the combined fund after the consummation of the Reorganization.

The Fund SAI for the Acquiring Fund provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix E.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix H of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Target Fund’s assets).

Information about the Target Fund and the Acquiring Fund is included in the Prospectuses and Fund SAIs, annual reports filed with the SEC and dated as listed in Appendix A. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at 800-451-2010 or by writing to the Funds at 55 Water Street, New York, New York 10041.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information including proxy material, reports and Trust documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year ends of the Funds are as follows:

Fund	Fiscal Year End
Legg Mason Partners Classic Values Fund	November 30
Legg Mason Partners Capital Fund	December 31

The financial highlights of the Acquiring Fund that are contained in Appendix F have been derived from financial statements audited by KPMG LLP, each Fund’s independent registered public accounting firm.

Discussions regarding “Management’s Discussion of Fund Performance for the Acquiring Fund” are contained in Appendix G and the historical performance of the Acquiring Fund is contained in Appendix H.

Distribution Plan

The Acquiring Fund has adopted a shareholder services and distribution plan for its Class A, B and C shares. Under the plan, the Acquiring Fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares and up to 1.00% for Class B and Class C shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, serves as each Fund’s sole and exclusive distributor. LMIS is a wholly owned subsidiary of Legg Mason.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributor, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Form of Organization

Each Fund is a series of the Trust, a Maryland business trust.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of December 31, 2007, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners Classic Values Fund and

Legg Mason Partners Capital Fund

(as of December 31, 2007) (Unaudited)

	Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Capital Fund
Class A
Net Assets	$45,964,494	$293,510,024	$(69,389	)(a)	$339,405,129
Shares Outstanding	3,487,762	11,800,783	(1,639,728)		13,648,817
Net Asset Value Per Share	$13.18	$24.87			$24.87
Class B
Net Assets	$45,977,272	$196,214,134	$(64,451	)(a)	$242,126,955
Shares Outstanding	3,676,732	8,725,768	(1,634,937)		10,767,563
Net Asset Value Per Share	$12.50	$22.49			$22.49
Class C
Net Assets	$42,043,901	$288,954,483	$(64,381	)(a)	$330,934,003
Shares Outstanding	3,358,587	12,801,573	(1,495,913)		14,664,247
Net Asset Value Per Share	$12.52	$22.57			$22.57
Class I
Net Assets	—	$118,634,108	$(7,579	)(a)	$118,626,529
Shares Outstanding	—	4,592,133			4,592,133
Net Asset Value Per Share	—	$25.83			$25.83

(a)	Reflects adjustments for estimated reorganization expenses of $205,800 related to the Target and Acquiring Funds.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes income and capital gains, if any, annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” at Appendix C to this Proxy Statement/ Prospectus.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders who want to communicate with the Board or any individual Trustee should write their Fund to the attention of Robert I. Frenkel, Secretary, 300 First Stamford Place, Stamford, CT 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the governance committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about [            ], 2008 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed form of proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Plan and “FOR” any other matters the proxies deem appropriate. Please see Appendix I to this Proxy Statement for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the Target Fund a subsequently dated proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Plan and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Plan before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Plan. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The cost of printing and mailing the enclosed Proxy Statement/Prospectus, accompanying Notice of Special Meeting and proxy card, along with postage and proxy solicitation costs will be borne by the Funds. These costs will be borne by the Funds whether or not the Reorganization is approved. The Target Fund will also bear the direct and indirect expenses and the out-of-pocket costs incurred by the Target Fund in connection with the sale of the Assets and termination of the Target Fund contemplated by the provisions of the Reorganization Plan. The Funds will also bear all direct and indirect expenses and out-of-pocket costs and expenses incurred relating to the Reorganization. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries and others may be requested to forward proxy solicitation material to the beneficial owner of shares of the Target Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. In addition, Legg Mason, on behalf of the Target Fund, has retained Computershare Fund Services (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $30,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by the Target Fund. Computershare may solicit proxies personally and by telephone.

Quorum

The holders of outstanding shares entitled to vote and present in person or by proxy representing thirty percent (30%) of the voting power of the Target Fund shall constitute a quorum at the Meeting.

Vote Required

For the Target Fund, approval of the Reorganization Plan will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted and, therefore, will have the effect of voting against the Reorganization.

Adjournments

If a quorum is not present, the Meeting may be adjourned by action of the person presiding over the Meeting. If a quorum is present, upon a motion by the person presiding over the Meeting, any such adjournment will require an affirmative vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. In the event of an adjournment, no further notice is needed. The persons named as proxies will vote upon such adjournment in their discretion.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Target Fund must be received at the offices of the Fund, 55 Water Street, New York, New York 10041, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on May 2, 2008 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. [Number] shares of the Target Fund were outstanding and entitled to vote as of the close of business on the Record Date.

To the knowledge of the Target Fund and the Acquiring Fund, as of [            ], 2008, except as set forth in Appendix J, no person owned beneficially or of record 5% or more of the Target Fund’s or the Acquiring Fund’s outstanding shares.

[As of [            ], 2008, less than 1% of the outstanding shares of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund.]

THE BOARD OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION PLAN.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary

INDEX OF APPENDICES

Appendix A: Dates of Prospectuses, Fund SAIs and Shareholder Reports

Appendix B: Form of Plan of Reorganization

Appendix C: Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information

Appendix D: Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix E: Portfolio Manager Compensation

Appendix F: Financial Highlights of the Acquiring Fund

Appendix G: Management’s Discussion of Fund Performance for the Acquiring Fund

Appendix H: Historical Performance for Each Fund

Appendix I: Instructions for Signing Proxy Card

Appendix J: 5% Shareholders of the Target Fund and Acquiring Fund

APPENDIX A

Dates of Prospectuses, Fund SAIs and Shareholder Reports

Fund	Prospectus and Fund SAI Dated	Annual Reports
Legg Mason Partners Classic Values Fund	March 28, 2008 (Filed on March 20, 2008)	November 30, 2007 (Filed on February 1, 2008) (Board Approval Language/Yes)

Legg Mason Partners Capital Fund	April 16, 2007 (Filed on April 12, 2007)	December 31, 2007 (Filed on March 6, 2008) (Board Approval Language/Yes)

A-1

APPENDIX B

Plan of Reorganization

This PLAN OF REORGANIZATION (“Plan”) is made as of this             day of             , 2008, by Legg Mason Partners Equity Trust, a Maryland business trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Capital Fund (the “Acquiring Fund”), and on behalf of its series Legg Mason Partners Classic Values Fund (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States Federal income tax purposes (i) the transactions contemplated by this Plan constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Plan constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of the Acquired Fund Shares and termination of the Acquired Fund as a series of the Trust, as provided herein (the “Reorganization”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, the terms of the Reorganization are as follows:

In this Plan, any reference to a Fund taking action shall mean and include all necessary actions of the Trust on behalf of a Fund, unless the context of this Plan or the 1940 Act requires otherwise.

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, in exchange therefor, shall: (a) deliver to the Acquired Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to the class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1; and (b) assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Plan, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class B shares of the Acquired Fund correspond to the Class B shares of the Acquiring Fund, and the Class C shares of the Acquired Fund correspond to the Class C shares of the Acquiring Fund, and the term Acquiring Fund Shares should be read to include such classes of shares of the Acquiring Fund.

1.2 The property and assets of the Trust, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Trust, on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Trust, on behalf of the Acquired Fund, shall (a) distribute to the latter’s shareholders of record with respect to the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1 in redemption of shares of the Acquired Fund in accordance with Maryland law and (b) terminate the Acquired Fund as a series of the Trust. Such distribution shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Acquired Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by the Trust’s Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be July 18, 2008, or such other date as the Board or the President of the Trust shall determine. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise determined by the Board or the President of the Trust. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 or at such other time and/or place as the Board or the President of the Trust shall determine.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that the Assets of the Acquired Fund are being delivered as of the Closing Date. The Acquired Fund shall deliver a certificate stating that all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct PFPC Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Plan, the Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended and/or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Plan, except as set forth in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the delivery and performance of this Plan by the Trust, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, and the delivery and performance of this Plan by the Trust, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Plan, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquired Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Plan, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Plan, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) The Acquired Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code.

(l) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(m) For each taxable year of its operation, the Acquired Fund shall have met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” shall have elected to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Trust reasonably expects that the Acquiring Fund, as successor to the Acquired Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

(n) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(o) The delivery and performance of this Plan, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquired Fund, and this Plan constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Trust in Schedule 4.2 to this Plan, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland with the power under its Declaration to own all of its assets and to carry on its business as contemplated by this Plan. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Plan except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the delivery and performance of this Plan by the Trust on behalf of the Acquiring Fund will not result, in a material violation of Maryland law or the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the delivery and performance of this Plan by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Plan, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Plan, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares, including those Acquiring Fund Shares to be delivered by the Acquiring Fund to the Acquired Fund in accordance with paragraph 2.1, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The delivery and performance of this Plan, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Plan constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(j) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code.

5. COVENANTS

The Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 The Trust, on behalf of the Acquired Fund, will obtain such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Acquired Fund, will provide to the Trust, on behalf of the Acquiring Fund, such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Fund, will, to the extent necessary, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Plan.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.10 The Trust shall not change the Declaration, the prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.10 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization on their federal income tax returns for their respective taxable years in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Plan.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust, on behalf of the Acquired Fund. The Trust, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Plan.

7.4 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Acquired Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5 The Trust, on behalf of each of the Acquired Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Acquired Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Plan:

8.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Declaration, the by-laws of the Trust, and Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to each of the Acquired Fund or the Acquiring Fund, from completing the transactions contemplated by this Plan.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that the Trust may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Acquired Fund shareholders all of the Acquired Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward) such that the Acquired Fund will have no tax liability under Section 852 of the Code or Section 4982 of the Code for the current and any prior tax periods.

8.6 The Funds shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts and representations and upon certifications made by the Trust, on behalf of each of the Acquired Fund and the Acquiring Fund, and its authorized officers, (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, required to be recognized by the Acquired Fund upon the transfer; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, which the Acquiring Fund has elected to mark to market pursuant to Section 1296; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.6.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Plan or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Plan or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The Acquired Fund shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Acquired Fund in connection with the sale of the Assets and termination of the Acquired Fund contemplated by the provisions of this Plan, including all of its direct and indirect expenses and out-of-pocket costs and expenses incurred by it in connection with the preparation of the Registration Statement and the printing and mailing of the Proxy Statement and the solicitation of the related proxies for the Acquired Fund.

10.3 The Acquiring Fund shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Acquiring Fund in connection with the provisions of this Plan, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund in connection with the preparation of the Registration Statement.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, agree that no party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Plan may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Acquired Fund. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust, at its address set forth in the preamble to this Plan, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2 This Plan shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

15.4 Consistent with the Declaration, the obligations of the Trust with respect to each of the Acquiring Fund and the Acquired Fund entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund or the Acquired Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

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SCHEDULE 4.1

None.

SCHEDULE 4.2

None.

APPENDIX C

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the classes of shares that the Acquiring Fund will make available after the Reorganization is effected and how shareholders may buy and sell Fund shares. It also describes how the Fund values its securities and the Fund’s policies on frequent trading of Fund shares. These policies are identical to the Target Fund’s policies.

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Classes O and Y) shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■ How much you plan to invest

■ How long you expect to own the shares

■ The expenses paid by each class detailed in the Fee table and Example at the front of this prospectus

■ Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares may not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

■ Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

■ Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

The following information represents the investment minimums of the Fund effective until July 1, 2008.

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I(2) (formerly Class O and Class Y)
General	$500/$50	$500/$50	$500/$50	n/a
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a
SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a
Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a
Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None
Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a
Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)

Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

(2)	Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted to Class O shares and redesignated as Class I shares on December 1, 2006.

The following information represents the investment minimums of the Fund effective as of July 1, 2008.

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I(2) (formerly Class O and Class Y)
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a
IRAs	$250$50	$250/$50	$250/$50	n/a
SIMPLE IRAs	None/None	None/None	None/None	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a(3)	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	$1 million/None

(1)

Different minimums may apply to clients of certain service agents. Contact your service agent for more information. Refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

(2)	Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted to Class O shares and redesignated as Class I shares on December 1, 2006.
(3)	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■ The front-end sales charges that apply to the purchase of Class A shares

■ The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

■ Who qualifies for lower sales charges on Class A shares

■ Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I(1)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years(2) ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes

Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None

Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors(3)	1.00% if you redeem within 1 year of purchase; waived for certain other investors	None

Annual distribution and/or service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None

Exchange Privilege(4)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted to Class O shares and redesignated as Class I shares on December 1, 2006.
(2)	Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.
(3)	Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedule in effect at the time such shares were purchased.
(4)	Ask your Service Agent about the Legg Mason Partners Funds available for exchange.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more(1)	0	0	up to 1.00

(1)

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■  Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:

☐ you; or

☐ your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■  Letter of intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by

☐ you; or

☐ your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■ Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor

■ Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified

■ Directors and officers of any Legg Mason-sponsored fund

■ Employees of Legg Mason and its subsidiaries

■ Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website: http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

Class B shares purchased prior to November 20, 2006, will continue to be subject to the contingent deferred sales charge schedule in effect at the time the shares were purchased.

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. Class B shares purchased prior to November 20, 2006, however, will continue to automatically convert into Class A shares after 7 years. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase agreement	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will then receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I (formerly Class O and Class Y) shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. As of November 20, 2006, Class Y shares were renamed Class I. The Class I shares were converted to Class O shares and redesignated as Class I shares on December 1, 2006.

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among two classes of shares: Class C and Class I (formerly Class O and Class Y) shares.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plans can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to a fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class I shares

On November 20, 2006, Class Y shares were renamed Class I shares. The Class I shares were converted to Class O shares and redesignated as Class I shares on December 1, 2006. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Class A and Class B—Retirement plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■ Such Retirement Plan’s record keeper offers only load-waived shares,

■ Fund shares are held on the books of the fund through an omnibus account, and

■ The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that purchased shares at net asset value prior to November 20, 2006, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to each of Class A, Class B, Class C, Class R and Class I shares, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Effective January 1, 2008, the fund generally does not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

■ Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

■ Investors should write to the fund at the following address:

         Legg Mason Partners Funds

         c/o PFPC Inc.

         P.O. Box 9699

         Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or Legg Mason Partners Shareholder Services may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners funds made available for exchange by your Service Agent. Not all Legg Mason Partners funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners fund, other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes

■ Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.
Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send your written requests to the fund at the following address:

         Legg Mason Partners Funds

         c/o PFPC Inc.

         P.O. Box 9699

         Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer.

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the withdrawals commence up to a maximum of 12% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■ Name of the fund

■ Your account number

■ Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

■ Dollar amount or number of shares being bought, exchanged or redeemed

■ Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■ Are redeeming over $50,000

■ Instruct the transfer agent to mail the check to an address different from the one on your account registration

■ Changed your account registration or your address within 30 days

■ Want the check paid to someone other than the account owner(s)

■ Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■ Suspend the offering of shares

■ Waive or change minimum and additional investment amounts

■ Reject any purchase or exchange order

■ Change, revoke or suspend the exchange privilege

■ Suspend telephone transactions

■ Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

■ Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners Funds complex if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its fund holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificate to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once or twice a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchanges of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions (designated as capital gain dividends)	Long-term capital gain
Dividends of net investment income (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions (designated as capital gain dividends) are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain dividend or a dividend of net investment income, because it will be taxable to you even though it may actually be a return of a portion of your investment. Although dividends of net investment income (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies, of issuers located in emerging markets, and that are rated below investment grade—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

APPENDIX D

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, manager and portfolio manager. The chart provides a side-by-side comparison for shareholders of the Target Fund. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Fund” in the Proxy Statement/Prospectus.

	Legg Mason Partners Capital Fund (Acquiring Fund)	Legg Mason Partners Classic Values Fund (Target Fund)
Investment Objective	Capital appreciation through investment in securities which the portfolio manager believes have above-average capital appreciation potential.	Long-term capital appreciation as its primary objective. Current income is a secondary objective.

Principal Investment Policies

The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles.

The fund may invest in all types of equity securities including preferred stock and convertible preferred stock.

Subject to its investment policies, the fund may invest in debt obligations. The fund may invest without limit in convertible debt securities. The fund may also invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio manager.

The fund may invest up to 10% of its assets in distressed debt securities.

The fund may invest up to 20% of its assets in securities of foreign issuers.

The fund may borrow up to 15% of its total assets.

The fund may sell securities short from time to time. The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time.

The fund is non-diversified.

The fund invests primarily in U.S. equity securities of companies that the subadviser believes are undervalued. If the subadviser determines that suitable equity securities are not available, the fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the fund’s secondary objective of income. The fund may generally invest in companies of any size and will diversify its investments over a wide variety of industries. The fund may from time to time sell short securities that the subadviser believes are overvalued and will decline in price.

The fund may invest up to 20% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities.

The fund may sell securities short and borrow the same security from a broker or other institution to complete the sale, if the fund believes that an issuer’s stock is overvalued and will decline in price.

The fund is diversified.

	Legg Mason Partners Capital Fund (Acquiring Fund)	Legg Mason Partners Classic Values Fund (Target Fund)
Principal Investment Strategies

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The portfolio manager evaluates companies of all sizes but emphasize those with market capitalizations above $1 billion.

In selecting individual companies for investment, the portfolio manager looks for the following:

•       Security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

•       Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company’s securities

•       Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

When evaluating securities for investment, the subadviser performs an extensive analysis of the issuer’s financial statements and business characteristics to identify stocks selling below the subadviser’s proprietary calculation of private market value. This evaluation emphasizes a detailed inferential look behind the numbers of financial statements to assess financial strength and screen for potential problems in order to measure downside risk—“defense first”—before considering a stock’s potential for capital appreciation. The purpose of the inferential analysis is to alert the subadviser to positive or negative factors affecting a company’s future free cash flow that may or may not be recognized by the financial markets. The fund’s investment philosophy is based on the belief that an intensive inferential analysis of a company’s financial statements, supporting documents, disclosure practices, and financial statement footnotes, is the best way to analyze the capabilities of management, the economic reality of the information provided, the conservatism of the accounting and disclosure practices, the company’s financial strength, and finally, the value of the company. The subadviser’s emphasis on evaluation of the company’s financial statements differs from more conventional stock selection methods such as contact with the company’s management, analysis of broader economic trends or market timing techniques.

The subadviser’s goal is to identify companies that can generate positive return, within the fund’s three to five year investment horizon, while protecting against downside risk. The subadviser seeks to identify and select companies that generate more cash flow than necessary to sustain their business, avoid aggressive accounting practices (such as capitalizing regular expenses), demonstrate balance sheet fundamentals that are consistent with the fund’s “defense first” approach and are selling at a discount to their private market value.

	Legg Mason Partners Capital Fund (Acquiring Fund)	Legg Mason Partners Classic Values Fund (Target Fund)

The basic tenet of the subadviser’s philosophy is to analyze each company’s financial statements in order to assess a company’s “quality of earnings.” The subadviser defines the term “quality of earnings” as a subjective assessment of how realistic each company’s reporting practices are in relation to the subadviser’s view of economic reality.

The implementation of generally accepted accounting principles by a company is based on assumptions and estimates by a company’s management. The subadviser reassesses a company’s financial statements based on its view of economic reality and values the company based on its own assessments. It is the subadviser’s opinion that most companies utilize assumptions which may be aggressive or conservative, and therefore the subadviser’s proprietary assessments are critical to valuing a company. Notwithstanding the subadviser’s best efforts to reassess a company’s financial statements, the process by which financial statements are produced leaves considerable discretion to the company’s management and auditors and it may be impossible to detect certain aggressive accounting practices. As a result, the fact that a company is chosen by the subadviser for investment by the fund should not be considered as an endorsement by the subadviser or the fund of the company’s accounting practices or the financial statements resulting from such accounting practices.

Investment Manager/Sub-Adviser	LMPFA/ClearBridge	LMPFA/Olstein

Portfolio Manager	Brian Angerame	Robert A. Olstein and Richard A. Begun

APPENDIX E

Portfolio Manager Compensation

ClearBridge:

Portfolio Manager Compensation

Effective April 1, 2007, ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Olstein:

The compensation of the co-portfolio managers and the research analysts consists of a base salary plus incentive compensation. Olstein sets aside a percentage of its pre-tax profits as bonus incentives for investment and research professionals. Pre-tax profit is a function of asset size, which is a prime determinant of Olstein’s revenues. A prime determinant of a fund’s asset size is the fund’s investment performance. In determining the total value of incentive compensation, Olstein uses a formula by which 60% of incentive compensation is based on the portfolio’s performance relative to the performance of the S&P 500 Index over a rolling 3-year period; the remaining 40% of incentive compensation is based on an evaluation of the individual’s job performance by the senior management of Olstein.

In addition, all Olstein employees are eligible to participate in Olstein’s employer sponsored retirement plan and profit sharing plan.

E-1

APPENDIX F

Financial Highlights of Legg Mason Partners Capital Fund

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm.

The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. Class Y shares of the fund were renamed Class I shares on November 20, 2006. The Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006.

For a Class A share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$29.89	$29.50		$30.42	$27.04	$18.87

Income (Loss) From Operations:
Net investment income (loss)	0.11	0.07		0.03	(0.02)	0.05
Net realized and unrealized gain	0.22	2.90		2.26	3.87	8.18

Total Income From Operations	0.33	2.97		2.29	3.85	8.23

Less Distributions From:
Net investment income	(0.02)	—		—	—	(0.02)
Net realized gains	(5.33)	(2.58)		(3.21)	(0.47)	—
Return of capital	—	—		—	—	(0.04)

Total Distributions	(5.35)	(2.58)		(3.21)	(0.47)	(0.06)

Net Asset Value, End of Year	$24.87	$29.89		$29.50	$30.42	$27.04

Total Return(3)	0.69%	10.63%		7.52%	14.24%	43.75%

Net Assets, End of Year (000s)	$293,510	$351,107		$353,098	$351,092	$336,324

Ratios to Average Net Assets:
Gross expenses	0.99%	0.99	%(4)	1.11%	1.02%	1.08%
Net expenses	0.99	0.99	(4)(5)	1.11	1.02	1.08
Net investment income (loss)	0.36	0.23		0.09	(0.07)	0.21

Portfolio Turnover Rate	49%	193%		265%	131%	107%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Represents a share of capital stock outstanding prior to April 16, 2007.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.97% and 0.96%, respectively.

(5)	Reflects fee waivers and/or expense reimbursements.

For a Class B share of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$27.68	$27.72		$29.01	$26.02	$18.28

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.16)		(0.22)	(0.24)	(0.14)
Net realized and unrealized gain	0.23	2.70		2.14	3.70	7.90

Total Income From Operations	0.14	2.54		1.92	3.46	7.76

Less Distributions From:
Net investment income	—	—		—	—	(0.01)
Net realized gains	(5.33)	(2.58)		(3.21)	(0.47)	—
Return of capital	—	—		—	—	(0.01)

Total Distributions	(5.33)	(2.58)		(3.21)	(0.47)	(0.02)

Net Asset Value, End of Year	$22.49	$27.68		$27.72	$29.01	$26.02

Total Return(3)	0.05%	9.75%		6.59%	13.30%	42.48%

Net Assets, End of Year (000s)	$196,214	$311,161		$397,242	$415,006	$405,893

Ratios to Average Net Assets:
Gross expenses	1.65%	1.80	%(4)	1.97%	1.85%	1.94%
Net expenses	1.65	1.80	(4)(5)	1.97	1.85	1.94
Net investment loss	(0.33)	(0.58)		(0.77)	(0.90)	(0.65)

Portfolio Turnover Rate	49%	193%		265%	131%	107%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Represents a share of capital stock outstanding prior to April 16, 2007.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.78% and 1.77%, respectively.

(5)	Reflects fee waivers and/or expense reimbursements.

For a Class C share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$27.76	$27.80		$29.07	$26.07	$18.31

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.16)		(0.22)	(0.24)	(0.13)
Net realized and unrealized gain	0.23	2.70		2.16	3.71	7.91

Total Income From Operations	0.14	2.54		1.94	3.47	7.78

Less Distributions From:
Net investment income	—	—		—	—	(0.01)
Net realized gains	(5.33)	(2.58)		(3.21)	(0.47)	—
Return of capital	—	—		—	—	(0.01)

Total Distributions	(5.33)	(2.58)		(3.21)	(0.47)	(0.02)

Net Asset Value, End of Year	$22.57	$27.76		$27.80	$29.07	$26.07

Total Return(3)	0.05%	9.72%		6.65%	13.31%	42.52%

Net Assets, End of Year (000s)	$288,955	$407,661		$504,642	$492,644	$518,298

Ratios to Average Net Assets:
Gross expenses	1.66%	1.79	%(4)	1.94%	1.83%	1.92%
Net expenses	1.66	1.78	(4)(5)	1.94	1.83	1.92
Net investment loss	(0.33)	(0.57)		(0.74)	(0.88)	(0.63)

Portfolio Turnover Rate	49%	193%		265%	131%	107%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Represents a share of capital stock outstanding prior to April 16, 2007.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have both been 1.77% and 1.76%, respectively.

(5)	Reflects fee waivers and/or expense reimbursements.

For a Class I share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)†	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$30.81	$30.25		$30.98	$27.42	$19.08

Income From Operations:
Net investment income	0.18	0.18		0.17	0.09	0.14
Net realized and unrealized gain	0.27	2.96		2.31	3.94	8.28

Total Income From Operations	0.45	3.14		2.48	4.03	8.42

Less Distributions From:
Net investment income	(0.10)	—		—	—	(0.03)
Net realized gains	(5.33)	(2.58)		(3.21)	(0.47)	—
Return of capital	—	—		—	—	(0.05)

Total Distributions	(5.43)	(2.58)		(3.21)	(0.47)	(0.08)

Net Asset Value, End of Year	$25.83	$30.81		$30.25	$30.98	$27.42

Total Return(3)	1.07%	10.93%		8.01%	14.70%	44.34%

Net Assets, End of Year (000s)	$118,634	$403,266		$406,387	$344,239	$294,073

Ratios to Average Net Assets:
Gross expenses	0.61%	0.63	%(4)	0.67%	0.64%	0.65%
Net expenses	0.61	0.62	(4)(5)	0.67	0.64	0.65
Net investment income	0.57	0.59		0.54	0.33	0.64

Portfolio Turnover Rate	49%	193%		265%	131%	107%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Represents a share of capital stock outstanding prior to April 16, 2007.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have both been 0.60%.

(5)	Reflects fee waivers and/or expense reimbursements.
†	Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006. The former Class I shares were terminated. The inception date and performance history of the former Class O shares have been maintained.

APPENDIX G

Management’s Discussion of Fund Performance for the Legg Mason Partners Capital Fund

The discussion of performance for Legg Mason Partners Capital Fund in this Appendix G is taken from the most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Fund Overview

Legg Mason Partners Capital Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the financial markets, 2007 was a tumultuous year that, remarkably, managed to produce modest gains for much of the broad U.S. stock market, despite high levels of volatility and widely disparate performance among different market sectors. After a solid start to the year, U.S. stock indexes fell sharply in February following China’s worst one-day stock market performance in 10 years, which had widespread repercussions for global markets. However, by mid-March, the domestic equity market had resumed its ascent on the strength of positive economic and corporate earnings news and continued merger and acquisition (M&A) activity that helped lift the Dow Jones Industrial Average (“DJIA”)i to new record highs of 13,000 and 14,000 during the summer.

But while the stock market was performing well, headlines began to shift to concerns about rising subprime mortgage default rates, which rapidly grew into a full-fledged crisis for the collateralized debt market. As news of the crisis unfolded, a number of credit-rating downgrades and announcements of massive write-downs by prominent financial firms with subprime exposure contributed to growing investor fears and increasing levels of market volatility. The Federal Reserve Board (“Fed”)ii soon joined central banks around the world in an effort to normalize credit markets by injecting large amounts of liquidity into the markets and lowering key interest rates.

Despite high levels of volatility during the course of the year, the U.S. equity market managed to perform well in 2007. This was notable, especially in light of the bursting of the housing market bubble, record high oil prices, weakening consumer spending and intensifying concerns about inflation and recession. The DJIA registered a total return of 8.88% for the 12 months ended December 31, 2007, while the broader S&P 500 Indexiii gained 5.49% and the small-cap market, as represented by the Russell 2000 Indexiv, returned -1.57% for the same period. The Financials and Consumer Discretionary sectors were the weakest performers within the S&P 500 Index in 2007, suffering double-digit losses, while the Energy, Materials, Utilities and Information Technology (“IT”) sectors all had strong double-digit gains over the same period.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Capital Fund, excluding sales charges, returned 0.69%. The Fund’s unmanaged benchmark, the Russell 3000 Index1, returned 5.14% for the same time frame. The Lipper Multi-Cap Core Funds Category Average1 increased 6.42% over the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 886 funds in the Fund’s Lipper category, and excluding sales charges.

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Capital Fund—Class A Shares	-5.16%	0.69%
Russell 3000 Index	-1.84%	5.14%
Lipper Multi-Cap Core Funds Category Average[1]	-1.49%	6.42%

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 919 funds for the six-month period and among the 886 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned -5.40%, Class C shares returned -5.42% and Class I shares returned -4.93% over the six months ended December 31, 2007. Excluding sales charges, Class B shares returned 0.05%, Class C shares returned 0.05% and Class I shares returned 1.07% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.99%, 1.80%, 1.79% and 0.62%, respectively.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Relative to the Russell 3000 Index, stock selection in the Financials and Industrials sectors contributed significantly to performance for the year, as did overweights to the IT and Energy sectors and an underweight to the Consumer Discretionary sector. On an individual stock basis, the leading contributors to performance included positions in Shaw Group Inc. and L-3 Communications Holdings Inc., both in the Industrials sector, Juniper Networks Inc. in the IT sector, as well as Diamond Offshore Drilling Inc. and Anadarko Petroleum Corp., both in the Energy sector.

What were the leading detractors from performance?

A. Relative to the Russell 3000 Index, both overall stock selection and overall sector allocation negatively impacted Fund performance for the period. Specifically, stock selection in the IT and Consumer Discretionary sectors was a significant detractor from relative performance, along with an overweight to the Financials sector and underweights to the Consumer Staples and Materials sectors. On an individual stock basis, the leading detractors from Fund performance for the year included holdings in LSI Corp. and Motorola Inc., both in the IT sector, Warner Music Group Corp. in the Consumer Discretionary sector, as well as Marsh & McLennan Cos. and American Express Co., both in the Financials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we closed our position in a number of existing Fund holdings, including Marsh & McLennan Companies, Inc. and Capital One Financial Corp., both in the Financials sector, as well as Time Warner Inc. in the Consumer Discretionary sector and Cameron International Corporation in the Energy sector. We added new Fund positions in a number of stocks including Newfield Exploration Co. and Nabors Industries Ltd., both in the Energy sector, International Business Machines Corp. in the IT sector and American International Group, Inc. in the Financials sector.

Compared to the start of the year, at the close of the period the Fund was more heavily weighted in the IT and Energy sectors, and we had significantly reduced our allocations to the Consumer Discretionary, Financials and Telecommunication Services sectors. However, we continued to invest in what we believe are the most attractively priced securities, with little concern for sector weightings versus a benchmark. We remained intensely focused on generating positive returns for our clients. We sought to do this by exploiting the opportunism and flexibility that are characteristic of the Fund.

Thank you for your investment in Legg Mason Partners Capital Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian S. Posner Portfolio Manager ClearBridge Advisors, LLC	Brian M. Angerame Co-Portfolio Manager ClearBridge Advisors, LLC

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (5.3%), Cisco Systems Inc. (5.0%), American Express Co. (4.8%), Accenture Ltd., Class A Shares (4.0%), Newfield Exploration Co. (4.0%), JPMorgan Chase & Co. (3.9%), WPP Group PLC (3.5%), UnitedHealth Group Inc. (3.2%), ION Geophysical Corp. (3.1%) and Lehman Brothers Holdings Inc. (2.9%).

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Information Technology (36.1%), Financials (23.9%), Industrials (15.0%), Energy (13.6%) and Consumer Discretionary (6.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iv

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Fund at a Glance (unaudited)

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/07	0.69%	0.05%	0.05%	1.07%
Five Years Ended 12/31/07	14.49	13.57	13.59	14.93
Ten Years Ended 12/31/07	10.55	9.68	9.68	10.93

	With Sales Charges(4)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/07	(5.09)%	(4.01)%	(0.76)%	1.07%
Five Years Ended 12/31/07	13.14	13.45	13.59	14.93
Ten Years Ended 12/31/07	9.90	9.68	9.68	10.93

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/97 through 12/31/07)	172.73%
Class B (12/31/97 through 12/31/07)	151.90
Class C (12/31/97 through 12/31/07)	151.83
Class I(3) (12/31/97 through 12/31/07)	182.20

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006. The former Class I shares were terminated. The inception date and performance history of the former Class O shares have been maintained.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of the Legg Mason Partners Capital Fund vs. Russell 3000 Index† (December 1997—December 2007)

†	Hypothetical illustration of $10,000 invested in Class I shares on December 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
*	Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006. The former Class I shares were terminated. The inception date and performance history of the former Class O shares have been maintained.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

APPENDIX H

Historical Performance for the Funds

The following shows summary performance information for the Funds in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Funds by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the return of a broad-based securities market index. The bar chart and the information below show performance of the Acquiring Fund’s Class I(1) shares and the Target Fund’s Class A shares (but do not reflect the impact of sales charges). Unlike the bar chart, the performance for the Acquiring Fund’s Class A, B, C and I shares in the Average Annual Total Returns tables reflects the impact of the maximum sales charge (load) applicable to the respective classes and, where indicated, the performance for the Acquiring Fund’s Class I shares and the Target Fund’s Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance information shown below is that of the Acquiring Fund’s predecessor. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

(1)	Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006.

Legg Mason Partners Classic Values Fund

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 10.91% in 4th quarter 2004; Lowest: (6.85)% in 4th quarter 2007.

Average Annual Total Returns (for periods ended December 31, 2007)

	1 year	Since Inception	Inception Date
Class A
Return before taxes(1)	(7.64)%	12.75%	4/14/03
Return after taxes on distributions(1)(2)	(10.73)%	10.67%
Return after taxes on distributions and sale of fund shares(1)(2)	(1.89)%	10.61%

Other Classes (Return before taxes only)
Class B	(6.71)%	13.15%	4/14/03
Class C	(3.51)%	13.32%	4/14/03
Class I(3)	N/A	N/A
S&P 500 Index(4)	5.49%	13.37%	4/14/03

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

H-1

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other class shares will vary.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. No Class I shares were outstanding on November 30, 2007.
(4)

The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Capital Fund

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 22.55% in 4th quarter 1998; Lowest: (23.85)% in 3rd quarter 2002.

Average Annual Total Returns (for periods ended December 31, 2007)

	1 Year	5 Years	10 Years	Inception Date
Class A
Return before taxes(1)	(5.09)%	13.14%	9.90%	11/1/96
Return after taxes on distributions(1)(2)	(10.39)%	10.90%	7.41%
Return after taxes on distributions and sale of fund shares(1)(2)	(2.59)%	10.52%	7.37%

Other Classes (Return before taxes only)
Class B	(4.01)%	13.45%	9.68%	11/1/96
Class C(3)	(0.76)%	13.59%	9.68%	11/1/96
Russell 3000 Index (Reflects no deduction for fees, expenses or taxes)(3)	5.14%	13.63%	6.22%

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class I shares only. After-tax returns for other share classes will vary.

(3)

The Russell 3000 Index is a broad-based unmanaged capitalization-weighted index of large capitalization companies. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

H-2

APPENDIX I

Instructions for Signing the Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

I-1

APPENDIX J

5% Shareholders of the Target Fund and Acquiring Fund

[TO COME]

J-1

SUBJECT TO COMPLETION, DATED APRIL 18, 2008

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Capital Fund

Legg Mason Partners Classic Values Fund

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund

55 Water Street New York, New York 10041 1-800-451-2010	55 Water Street New York, New York 10041 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [            ], 2008, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Classic Values Fund (the “Target Fund”) in exchange for shares of Legg Mason Partners Capital Fund (the “Acquiring Fund”) having an aggregate value equal to those of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-451-2010. The transfer is to occur pursuant to a Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on July 11, 2008, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information (the “SAI”) related to the Proxy Statement/Prospectus dated [            ], 2008 consists of this cover page, the accompanying pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”). This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the year ended November 30, 2007 (SEC Accession Number 0001193125-08-017992, filed February 1, 2008), (ii) the Annual Report to Shareholders of the Acquiring Fund for the year ended December 31, 2007 (SEC Accession Number 0001193125-08-048760, filed March 6, 2008), and (iii) the Target Fund SAI dated March 28, 2008 (SEC Accession Number 0001193125-08-061920, filed March 20, 2008). Each of these reports contains historical financial information regarding each of the Funds and has been filed with the SEC. The financial statements therein, and, in the case of the Annual Reports to Shareholders, the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Funds, assuming the Reorganization is consummated as of December 31, 2007. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

Pro Forma Combined Schedule of Investments

Legg Mason Partners Classic Values Fund and Legg Mason Partners Capital Fund

As of December 31, 2007 (unaudited)

Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund		Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Capital Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
COMMON STOCKS — 97.9%
CONSUMER DISCRETIONARY — 9.4%

Automobiles — 0.2%
52,500		52,500	Harley-Davidson Inc.	$2,452,275			$2,452,275

Hotels, Restaurants & Leisure — 1.3%
66,100		66,100	Boyd Gaming Corp.	2,252,027			2,252,027
68,900		68,900	Burger King Holdings Inc.	1,964,339			1,964,339
113,400		113,400	Cheesecake Factory Inc.*	2,688,714			2,688,714
766,200		766,200	Denny’s Corp.*	2,873,250			2,873,250
139,300		139,300	Live Nation Inc.*	2,022,636			2,022,636
25,850		25,850	McDonald’s Corp.	1,522,824			1,522,824

			Total Hotels, Restaurants & Leisure	13,323,790			13,323,790

Media — 5.4%
	1,100,000	1,100,000	Lions Gate Entertainment Corp.*		$10,362,000		10,362,000
	1,836,900	1,836,900	Warner Music Group Corp.		11,131,614		11,131,614
66,700		66,700	Walt Disney Co.	2,153,076			2,153,076
	2,483,500	2,483,500	WPP Group PLC		31,795,524		31,795,524

			Total Media	2,153,076	53,289,138		55,442,214

Multiline Retail — 0.5%
44,400		44,400	J.C. Penney Co. Inc.	1,953,156			1,953,156
140,700		140,700	Macy’s Inc.	3,639,909			3,639,909

			Total Multiline Retail	5,593,065			5,593,065

Specialty Retail — 1.8%
112,200		112,200	American Eagle Outfitters Inc.	2,330,394			2,330,394
124,000		124,000	Collective Brands Inc.*	2,156,360			2,156,360
205,800		205,800	Foot Locker Inc.	2,811,228			2,811,228
63,700		63,700	Gap Inc.	1,355,536			1,355,536
92,600		92,600	Home Depot Inc.	2,494,644			2,494,644
79,800		79,800	Lowe’s Cos. Inc.	1,805,076			1,805,076
130,700		130,700	Office Depot Inc.*	1,818,037			1,818,037
103,600		103,600	RadioShack Corp.	1,746,696			1,746,696
49,700		49,700	TJX Cos. Inc.	1,427,881			1,427,881

			Total Specialty Retail	17,945,852			17,945,852

Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund		Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Capital Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
Textiles, Apparel & Luxury Goods — 0.2%
99,700		99,700	Carter’s Inc.*	$1,929,195			$1,929,195

			TOTAL CONSUMER DISCRETIONARY	43,397,253	$53,289,138		96,686,391

CONSUMER STAPLES — 0.0%

Food & Staples Retailing — 0.0%
	466,286	466,286	FHC Delaware Inc. (a)(b)*		1		1

ENERGY — 12.7%
Energy Equipment & Services — 8.8%
	827,200	827,200	BJ Services Co.		20,067,872		20,067,872
	77,800	77,800	Diamond Offshore Drilling Inc.		11,047,600		11,047,600
77,000		77,000	Halliburton Co.	2,919,070			2,919,070
71,400		71,400	Helix Energy Solutions Group Inc. *	2,963,100			2,963,100
	1,771,700	1,771,700	ION Geophysical Corp.*		27,957,426		27,957,426
	936,100	936,100	Nabors Industries Ltd.*		25,639,779		25,639,779

			Total Energy Equipment & Services	5,882,170	84,712,677		90,594,847

Oil, Gas & Consumable Fuels — 3.9%
	675,000	675,000	Newfield Exploration Co.*		35,572,500		35,572,500
	51,998	51,998	SandRidge Energy Inc. (c)*		1,864,648		1,864,648
36,500		36,500	Valero Energy Corp.	2,556,095			2,556,095

			Total Oil, Gas & Consumable Fuels	2,556,095	37,437,148		39,993,243

			TOTAL ENERGY	8,438,265	122,149,825		130,588,090

FINANCIALS — 23.1%
Capital Markets — 6.4%
59,300		59,300	Blackstone Group LP	1,312,309			1,312,309
71,700		71,700	Charles Schwab Corp.	1,831,935			1,831,935
10,800		10,800	Goldman Sachs Group Inc.	2,322,540			2,322,540
	515,000	515,000	Invesco Ltd.		16,160,700		16,160,700
	392,900	392,900	Lehman Brothers Holdings Inc.		25,711,376		25,711,376
	255,000	255,000	Merrill Lynch & Co. Inc.		13,688,400		13,688,400
58,900		58,900	Morgan Stanley	3,128,179			3,128,179
46,900		46,900	Waddell & Reed Financial Inc., Class A Shares	1,692,621			1,692,621

			Total Capital Markets	10,287,584	55,560,476		65,848,060

Consumer Finance — 4.7%
59,500	827,200	886,700	American Express Co.	3,095,190	43,030,944		46,126,134
58,600		58,600	Capital One Financial Corp.	2,769,436			2,769,436

			Total Consumer Finance	5,864,626	43,030,944		48,895,570

Diversified Financial Services — 3.7%
93,500		93,500	Citigroup Inc.	2,752,640			2,752,640
	800,000	800,000	JPMorgan Chase & Co.		34,920,000		34,920,000
18,300		18,300	Moody’s Corp.	653,310			653,310

			Total Diversified Financial Services	3,405,950	34,920,000		38,325,950

Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund		Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Capital Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
Insurance — 4.7%
	405,900	405,900	American International Group Inc.		$23,663,970		$23,663,970
	289,500	289,500	Arch Capital Group Ltd.*		20,366,325		20,366,325
102,700		102,700	Genworth Financial Inc., Class A Shares	$2,613,715			2,613,715
70,600		70,600	W.R. Berkley Corp.	2,104,586			2,104,586

			Total Insurance	4,718,301	44,030,295		48,748,596

Thrifts & Mortgage Finance — 3.6%
	1,129,400	1,129,400	Hudson City Bancorp Inc.		16,963,588		16,963,588
	571,800	571,800	NewAlliance Bancshares Inc.		6,587,136		6,587,136
	400,000	400,000	People’s United Financial Inc.		7,120,000		7,120,000
	300,000	300,000	Washington Federal Inc.		6,333,000		6,333,000

			Total Thrifts & Mortgage Finance		37,003,724		37,003,724

			TOTAL FINANCIALS	24,276,461	214,545,439		238,821,900

HEALTH CARE — 4.5%

Health Care Equipment & Supplies — 0.7%
10,400		10,400	Baxter International Inc.	603,720			603,720
217,200		217,200	Boston Scientific Corp.*	2,526,036			2,526,036
66,125		66,125	Covidien Ltd.	2,928,676			2,928,676
20,400		20,400	Zimmer Holdings Inc.*	1,349,460			1,349,460

			Total Health Care Equipment & Supplies	7,407,892			7,407,892

Health Care Providers & Services — 3.6%
23,900		23,900	DaVita Inc.*	1,346,765			1,346,765
47,800		47,800	Quest Diagnostics Inc.	2,528,620			2,528,620
45,300	499,100	544,400	UnitedHealth Group Inc.	2,636,460	29,047,620		31,684,080
14,800		14,800	WellPoint Inc.*	1,298,404			1,298,404

			Total Health Care Providers & Services	7,810,249	29,047,620		36,857,869

Pharmaceuticals — 0.2%
25,200		25,200	Johnson & Johnson	1,680,840			1,680,840

			TOTAL HEALTH CARE	16,898,981	29,047,620		45,946,601

INDUSTRIALS — 14.5%

Aerospace & Defense — 1.9%
	188,600	188,600	L-3 Communications Holdings Inc.		19,980,284		19,980,284

Commercial Services & Supplies — 2.1%
22,300		22,300	Avery Dennison Corp.	1,185,022			1,185,022
9,700		9,700	Korn/Ferry International*	182,554			182,554
	475,000	475,000	Monster Worldwide Inc.*		15,390,000		15,390,000
51,800		51,800	Pitney Bowes Inc.	1,970,472			1,970,472
107,500		107,500	Quanta Services Inc.*	2,820,800			2,820,800

			Total Commercial Services & Supplies	6,158,848	15,390,000		21,548,848

Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund		Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Capital Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
Construction & Engineering — 2.3%
	385,000	385,000	Shaw Group Inc.*		$23,269,400		$23,269,400

Electrical Equipment — 0.9%
	190,000	190,000	Thomas & Betts Corp.*		9,317,600		9,317,600

Industrial Conglomerates — 7.1%
13,700		13,700	3M Co.	$1,155,184			1,155,184
	1,282,200	1,282,200	General Electric Co.		47,531,154		47,531,154
47,400		47,400	Teleflex Inc.	2,986,674			2,986,674
61,225	480,900	542,125	Tyco International Ltd.	2,427,571	19,067,685		21,495,256

			Total Industrial Conglomerates	6,569,429	66,598,839		73,168,268

Machinery — 0.2%
8,600		8,600	Blount International Inc.*	105,866			105,866
81,500		81,500	Watts Water Technologies Inc., Class A Shares	2,428,700			2,428,700

			Total Machinery	2,534,566			2,534,566

			TOTAL INDUSTRIALS	15,262,843	134,556,123		149,818,966

INFORMATION TECHNOLOGY — 33.5%

Communications Equipment — 10.5%
82,800	1,650,000	1,732,800	Cisco Systems Inc.*	2,241,396	44,665,500		46,906,896
41,200		41,200	CommScope Inc.*	2,027,452			2,027,452
	1,199,500	1,199,500	Comverse Technology Inc.*		20,691,375		20,691,375
	537,700	537,700	Dycom Industries Inc.*		14,329,705		14,329,705
109,000	1,417,800	1,526,800	Motorola Inc.	1,748,360	22,741,512		24,489,872

			Total Communications Equipment	6,017,208	102,428,092		108,445,300

Computers & Peripherals — 7.6%
8,300		8,300	Apple Inc.*	1,644,064			1,644,064
123,600		123,600	Dell Inc.*	3,029,436			3,029,436
	1,075,000	1,075,000	EMC Corp.*		19,919,750		19,919,750
19,500	227,500	247,000	International Business Machines Corp.	2,107,950	24,592,750		26,700,700
	803,100	803,100	Network Appliance Inc.*		20,045,376		20,045,376
	1,127,200	1,127,200	Palm Inc.		7,146,448		7,146,448

			Total Computers & Peripherals	6,781,450	71,704,324		78,485,774

Electronic Equipment & Instruments — 1.2%
	1,173,898	1,173,898	Photon Dynamics Inc.*		9,743,354		9,743,354
61,225		61,225	Tyco Electronics Ltd.	2,273,284			2,273,284

			Total Electronic Equipment & Instruments	2,273,284	9,743,354		12,016,638

Internet Software & Services — 1.1%
	300,000	300,000	VeriSign Inc.*		11,283,000		11,283,000

Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund		Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Capital Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
IT Services — 3.6%
	1,002,900	1,002,900	Accenture Ltd., Class A Shares		$36,134,487		$36,134,487
27,700		27,700	Hewitt Associates Inc., Class A Shares*	$1,060,633			1,060,633

			Total IT Services	1,060,633	36,134,487		37,195,120

Office Electronics — 0.2%
99,100		99,100	Xerox Corp.	1,604,429			1,604,429

Semiconductors & Semiconductor Equipment — 4.6%
47,800		47,800	Intel Corp.	1,274,348			1,274,348
	4,260,200	4,260,200	LSI Corp.*		22,621,662		22,621,662
	700,000	700,000	Texas Instruments Inc.		23,380,000		23,380,000

			Total Semiconductors & Semiconductor Equipment	1,274,348	46,001,662		47,276,010

Software — 4.7%
	372,200	372,200	Blackboard Inc.*		14,981,050		14,981,050
	461,800	461,800	Check Point Software Technologies Ltd.*		10,141,128		10,141,128
57,200		57,200	Microsoft Corp.	2,036,320			2,036,320
	953,100	953,100	Oracle Corp.*		21,520,998		21,520,998

			Total Software	2,036,320	46,643,176		48,679,496

			TOTAL INFORMATION TECHNOLOGY	21,047,672	323,938,095		344,985,767

MATERIALS — 0.2%
Paper & Forest Products — 0.2%
77,900		77,900	Neenah Paper Inc.	2,270,785			2,270,785

			TOTAL COMMON STOCKS (Cost — $984,508,334)	131,592,260	877,526,241		1,009,118,501

Contracts	Contracts	Contracts
PURCHASED OPTION — 0.1%
	4,500	4,500	Amgen Inc., Call @ $60.00, expires 1/17/09 (Cost — $2,925,180)		1,035,000		1,035,000

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $987,433,514)	131,592,260	878,561,241		1,010,153,501

Face Amount
Repurchase Agreement — 2.4%
$2,889,000		2,889,000	State Street Bank & Trust Co., dated 12/31/07, 0.770% due 1/2/08; Proceeds at maturity — $2,889,124; (Fully collateralized by U.S. Treasury Bond, 6.750% due 8/15/26; Market value — $2,947,331)	2,889,000			2,889,000

Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund		Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Capital Fund
Face Amount			Security	Value	Value	Value		Value
	$21,723,000	$21,723,000	Interest in $840,894,000 joint tri-party repurchase agreement dated 12/31/07 with Greenwich Capital Markets Inc., 4.350% due 1/2/08; Proceeds at maturity — $21,728,250; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/15/08 to 12/19/25; Market value — $22,157,574)		$21,723,000			$21,723,000

			Total Repurchase Agreements (Cost — $24,612,000)	$2,889,000	21,723,000			24,612,000

			TOTAL INVESTMENTS — 100.4% (Cost — $1,012,045,514#)	134,481,260	900,284,241			1,034,765,501

			Liabilities in Excess of Other Assets — (0.4)%	(495,593)	(2,971,492)	(205,800	)†	(3,672,885)

			TOTAL NET ASSETS — 100.0%	$133,985,667	$897,312,749	$(205,800	)†	$1,031,092,616

*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(c)	All or a portion of this security is segregated for options written.
#	Aggregate cost for federal income tax purposes is $1,012,155,408.
†	Reflects adjustments for estimated cost of $205,800 related to the Target and Acquiring Funds.

Schedule of Options Written (unaudited)

Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund				Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Combined Legg Mason Partners Capital Fund
Contracts	Contracts	Contracts	Security	Expiration Date	Strike Price	Value	Value	Value
—	900	900	Merrill Lynch & Co. Inc., Call (Premiums received — $168,297)	1/19/08	$60	—	$40,500	$40,500

See Notes to Pro Forma Combined Financial Statements.

Pro Forma Combined Statement of Assets and Liabilities

Legg Mason Partners Classic Values Fund and Legg Mason Partners Capital Fund

As of December 31, 2007 (unaudited)

	Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Capital Fund
ASSETS:
Investments, at cost	$135,927,009	$876,118,505	—		$1,012,045,514

Investments, at value	$134,481,260	$900,284,241	—		$1,034,765,501
Cash	165	821	—		986
Receivable for securities sold	38,772	2,876,305	—		2,915,077
Receivable for Fund shares sold	10,195	1,155,246	—		1,165,441
Dividends and interest receivable	76,252	709,293	—		785,545
Prepaid expenses	35,300	43,405	—		78,705

Total Assets	134,641,944	905,069,311	—		1,039,711,255

LIABILITIES:
Payable for securities purchased	221,494	—	—		221,494
Payable for Fund shares repurchased	104,347	6,144,693	—		6,249,040
Options written, at value (premium received $168,297)	—	40,500	—		40,500
Investment Management fee payable	123,933	474,115	—		598,048
Distribution fees payable	90,437	487,264	—		577,701
Trustees’ fees payable	10,909	21,540	—		32,449
Deferred compensation payable	840	—	—		840
Accrued expenses	104,317	588,450	205,800	(a)	898,567

Total Liabilities	656,277	7,756,562	205,800	(a)	8,618,639

Total Net Assets	$133,985,667	$897,312,749	$(205,800	)(a)	$1,031,092,616

NET ASSETS:
Par value	$105	$379	$(47)		$437
Paid-in capital in excess of par value	135,186,625	860,471,658	47		995,658,330
Overdistributed net investment income	—	(157,019)	—		(157,019)
Accumulated net investment loss	(148,849)	—	(205,800	)(a)	(354,649)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	393,535	12,693,569	—		13,087,104
Net unrealized appreciation (depreciation) on investments, options written and foreign currencies	(1,445,749)	24,304,162	—		22,858,413

Total Net Assets	$133,985,667	$897,312,749	$(205,800	)(a)	$1,031,092,616

	Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Capital Fund
Net Assets:
Class A	$45,964,494	$293,510,024	$(69,389	)(a)	$339,405,129
Class B	45,977,272	196,214,134	(64,451	)(a)	242,126,955
Class C	42,043,901	288,954,483	(64,381	)(a)	330,934,003
Class I	—	118,634,108	(7,579	)(a)	118,626,529

	$133,985,667	$897,312,749	$(205,800	)(a)	$1,031,092,616

Shares Outstanding:
Class A	3,487,762	11,800,783	(1,639,728	)(b)	13,648,817
Class B	3,676,732	8,725,768	(1,634,937	)(b)	10,767,563
Class C	3,358,587	12,801,573	(1,495,913	)(b)	14,664,247
Class I	—	4,592,133	—		4,592,133

Net Asset Value:
Class A (and redemption price)	$13.18	$24.87			$24.87
Class B *	$12.50	$22.49			$22.49
Class C *	$12.52	$22.57			$22.57
Class I (and redemption price)	—	$25.83			$25.83

Maximum Public Offering Price:
Class A (based upon maximum sales charge of 5.75%)	$13.98	$26.39			$26.39

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment.
(a)	Reflects adjustment for estimated reorganization costs of $205,800 related to the Target and Acquiring Funds.
(b)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements.

Pro Forma Combined Statement of Operations

Legg Mason Partners Classic Values Fund and Legg Mason Partners Capital Fund

For the Twelve Months Ended December 31, 2007 (Unaudited)

	Legg Mason Partners Classic Values Fund	Legg Mason Partners Capital Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Capital Fund
INVESTMENT INCOME:
Dividends	$1,658,665	$14,705,364	—		$16,364,029
Interest	420,102	1,656,465	—		2,076,567

Total Investment Income	2,078,767	16,361,829	—		18,440,596

EXPENSES:
Management fee	1,700,503	7,297,062	(828,561	)(a)	8,169,004
Distribution fees	1,268,959	7,080,730	—		8,349,689
Transfer agent fees	86,578	623,636	—		710,214
Shareholder reports	104,609	142,499	(20,922	)(b)	226,186
Custody fees	3,130	10,745	—		13,875
Registration fees	53,645	69,310	(26,823	)(b)	96,132
Legal fees	103,635	114,248	(92,210	)(b)	125,673
Insurance	3,403	23,357	—		26,760
Audit and tax	31,748	65,878	(27,626	)(b)	70,000
Trustees’ fees	11,981	54,917	—		66,898
Miscellaneous expenses	12,066	20,857	(10,859	)(b)	22,064

Total Expenses	3,380,257	15,503,239	(1,007,001	)(a)(b)	17,876,495

Net Investment Income (Loss)	(1,301,490)	858,590	1,007,001	(a)(b)	564,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain From:
Investments	25,477,750	165,485,677	—		190,963,427
Options Written	—	3,315,577	—		3,315,577
Foreign currency transactions	—	3,044	—		3,044

Net Realized Gain	25,477,750	168,804,298	—		194,282,048

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(26,484,504)	(152,187,152)	—		(178,671,656)
Options Written	—	127,797	—		127,797
Foreign currencies	—	6,022	—		6,022

Change in Net Unrealized Appreciation/Depreciation	(26,484,504)	(152,053,333)	—		(178,537,837)

Net Gain (Loss) on Investments, Options Written and Foreign Currencies	(1,006,754)	16,750,965	—		15,744,211

Increase in Net Assets From Operations	$(2,308,244)	$17,609,555	$1,007,001		$16,308,312

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon contractual rates in effect for the Legg Mason Partners Capital Fund.
(b)	Reflects elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements.

Legg Mason Partners Classic Values Fund Reorganization Into Legg Mason Partners Capital Fund

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at December 31, 2007 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended December 31, 2007, reflect the accounts of Legg Mason Partners Classic Values Fund (“Target Fund”) and Legg Mason Partners Capital Fund (“Acquiring Fund”), each a “Fund.” Following the combination, Legg Mason Partners Capital Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2007. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2007 as if the reorganization occurred on January 1, 2007. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-ends are November 30 for the Target Fund and December 31 for the Acquiring Fund.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustments for portfolio transactions because, upon consummation of the reorganization, no securities of the Target Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

4. Shares of Beneficial Interest:

The unaudited pro forma net asset values per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Target Fund as of December 31, 2007. The number of additional shares issued was calculated by dividing the net asset value of each class of the Target Fund by the respective class net asset value per share of the Acquiring Fund.

Estimated reorganization expenses of $205,800 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Tables.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended December 31, 2007.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

See Notes to Pro Forma Combined Financial Statements.

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-1A to the Registrant’s Registration Statement filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the ‘Securities Act’) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS

1(a) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on April 13, 2007 (“Post-Effective Amendment No. 70”).

1(b) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

1(c) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

1

1(d) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

1(e) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

1(f) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

1(g) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

2 The Registrant’s By-Laws dated October 4, 2006 incorporated herein by reference to Post-Effective Amendment No. 70.

3 Not applicable.

4 Form of Agreement and Plan of Reorganization included in Part A of the Registration Statement on Form N-14 filed herewith.

5 Not applicable.

6(a) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Classic Values Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

6(b) Form of Subadvisory Agreement between LMPFA and Olstein Capital Management, L.P. (“Olstein”), with respect to Legg Mason Partners Classic Values Fund, is incorporated herein by reference to Post-Effective Amendment No. 73 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

6(c) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Capital Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

6(d) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), with respect to Legg Mason Partners Capital Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

2

(7)(a) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 on Form N-1A to the Registrant’s Registration Statement filed on March 30, 2006 (“Post-Effective Amendment No. 57”).

(7)(b) Letter Agreement amending the Distribution Agreement with LMIS dated April 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(8)(a) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(8)(b) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(8)(c) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(8)(d) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(8)(e) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

9(a) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

9(b) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(10)(a) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74 on Form N-1A the Registrant’s Registration Statement filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(10)(b) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on January 29, 2008 (“Post-Effective Amendment No. 81”).

3

(10)(c) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 86”).

10(b) Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 76.

11(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

11(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

12 Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of Legg Mason Partners Classic Values Fund discussed in the Proxy Statement/Prospectus is filed herewith.

13 Not applicable.

14 Consent of KPMG LLP is filed herewith.

15 Not applicable.

16 Powers of Attorney are filed herewith.

17(a) Form of Proxy Card is filed herewith.

17(b) Prospectus of Legg Mason Partners Classic Values Fund dated March 28, 2008 is filed herewith.

17(c) Statement of Additional Information of Legg Mason Partners Classic Values Fund dated March 28, 2008 is filed herewith.

17(d) Statement of Additional Information of Legg Mason Partners Capital Fund dated April 16, 2007 is filed herewith.

17(e) Annual Report of Legg Mason Partners Classic Values Fund for the year ended November 30, 2007 is filed herewith.

17(f) Annual Report of Legg Mason Partners Capital Fund for the year ended December 31, 2007 is filed herewith.

17(g) Code of Ethics of Citigroup Asset Management — North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge) is incorporated herein by reference to Post-Effective Amendment No. 56 on Form N-1A to the Registrant’s Registration Statement filed with the SEC on January 27, 2006 (“Post-Effective Amendment No. 56”).

4

17(h) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 56.

17(i) Code of Ethics of Olstein is filed herewith.

17(j) Transfer Agency and Services Agreement dated January 1, 2006 between the Registrant and PFPC Inc. (“PFPC”) is incorporated herein by reference to Post-Effective Amendment No. 56.

17(k) Form of Fee Waiver and Expense Reimbursement Agreement is filed herewith.

17(l) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

17(m) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-1A to the Registrant’s Registration Statement filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

ITEM 17.	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The registrant hereby undertakes to file, by post-effective amendment, the final opinion of Willkie Farr & Gallagher LLP supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

5

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 18th day of April, 2008.

LEGG MASON EQUITY TRUST on behalf of Legg Mason Partners Capital Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 18, 2008.

SIGNATURE	TITLE

/s/ R. Jay Gerken	President, Chief Executive Officer and Trustee
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer
Kaprel Ozsolak

/s/ Paul R. Ades*	Trustee
Paul R. Ades

/s/ Andrew L. Breech*	Trustee
Andrew L. Breech

/s/ Dwight B. Crane*	Trustee
Dwight B. Crane

/s/ Robert M. Frayn, Jr*	Trustee
Robert M. Frayn, Jr.

/s/ Frank G. Hubbard*	Trustee
Frank G. Hubbard

/s/ Howard J. Johnson*	Trustee
Howard J. Johnson

/s/ David E. Maryatt*	Trustee
David E. Maryatt

/s/ Jerome H. Miller*	Trustee
Jerome H. Miller

/s/ Ken Miller*	Trustee
Ken Miller

/s/ John J. Murphy*	Trustee
John J. Murphy

/s/ Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

/s/ Jerry A. Viscione*	Trustee
Jerry A. Viscione

*By:	/s/ R. Jay Gerken
R. Jay Gerken, Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS
11(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.

11(b)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

12	Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14	Consent of KPMG LLP.

16	Powers of Attorney.

17(a)	Form of Proxy Card.

17(b)	Prospectus of Legg Mason Partners Classic Values Fund dated March 28, 2008, as supplemented.

17(c)	Statement of Additional Information of Legg Mason Partners Classic Values Fund dated March 28, 2008, as supplemented.

17(d)	Statement of Additional Information of Legg Mason Partners Capital Fund dated April 16, 2007, as supplemented.

17(e)	Annual Report of Legg Mason Partners Classic Values Fund for the year ended November 30, 2007.

17(f)	Annual Report of Legg Mason Partners Capital Fund for the year ended December 31, 2007.

17(i)	Code of Ethics of Olstein.

17(k)	Form of Fee Waiver and Expense Reimbursement Agreement.